SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      July 13, 1999

                           Centennial Cellular Corp.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         0-19603                  06-1242753
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


1305 Campus Parkway
Neptune, New Jersey                                              07753
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (732) 919-1000




          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          In a press release issued July 13, 1999, Centennial Cellular Corp., a Delaware corporation ("Centennial"), announced its earnings for the fiscal year ended May 31, 1999. A copy of the press release issued by Centennial is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.  Financial Statements and Exhibits

(c)    Exhibits.

       99.1     Press release issued by Centennial on July 13, 1999

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTENNIAL CELLULAR CORP.


                                     By: /s/ Peter W. Chehayl
                                        ----------------------------------------
                                     Name:  Peter W. Chehayl
                                     Title: Senior Vice President, Treasurer and
                                            Chief Financial Officer

Date:  July 14, 1999

                                  EXHIBIT INDEX

EXHIBIT
NO.               DESCRIPTION

99.1              Press release issued by Centennial on July 13, 1999